THE ANALYTIC SERIES FUND
       SUPPLEMENT TO PROSPECTUS DATED OCTOBER 20, 1997

     The following information in the Investment Adviser
Section on page 32 has been amended.

Enhanced Equity Portfolio

Dennis M. Bein and Harindra de Silva have been the portfolio managers for the Enhanced Equity Portfolio since November 1996. Mr. Bein has been a member of the portfolio management and research team for the Adviser since August 1995. He concurrently serves as a senior associate for Analysis Group, Inc. with which he has been associated with since August 1990. Dr. de Silva is the President of the Fund and of the Analytic Optioned Equity Fund and serves as a managing director of the Adviser, which he joined in May of 1995. He concurrently serves as a principal of Analysis Group, Inc., which he joined in March 1986. They are subject to the supervision of the Adviser's investment management committee.

Dated: February 19, 1998